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Exhibit 10.15



                                CONVERTIBLE NOTE


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

         THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN AGREEMENT DATED AS OF MAY 29, 2002, BETWEEN SVI SOLUTIONS, INC., A DELAWARE CORPORATION, AND TOYS "R" US, INC., A DELAWARE CORPORATION, AS SUCH WARRANT AND CONVERTIBLE NOTE PURCHASE AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE FORM OF SUCH PURCHASE AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE AFORESAID CORPORATION. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH PURCHASE AGREEMENT.


$1,382,602.00 (original principal amount)                     New York, New York
                                                                    May 29, 2002


                                CONVERTIBLE NOTE
                      TO PURCHASE SHARES OF COMMON STOCK OF
                               SVI SOLUTIONS, INC.



                  FOR VALUE RECEIVED, the undersigned, SVI SOLUTIONS, INC., a Delaware corporation, (the "COMPANY"), promises to pay to TOYS "R" US, INC., (the "PURCHASER"), or its registered assigns, solely by means of the delivery of shares of the Company's common stock, par value $.0001 per share, (the "COMMON STOCK"), the aggregate principal amount of one million three hundred eighty two thousand six hundred and two dollars ($1,382,602.00) (the "FACE Amount"), or such other amount as shall then equal the outstanding Face Amount hereof, in accordance with the provisions of this Convertible Note or, solely at the Company's option in cash, during the period commencing on the date of the Agreement (the "COMMENCEMENT DATE") and ending at 5:00 p.m., New York City time, on the Expiration Date (the "CONVERSION PERIOD").

                  This Convertible Note was issued pursuant to the Purchase Agreement, dated as of May 29, 2002 (the "AGREEMENT"), between the Company and Purchaser. The Holder of this Convertible Note consents to all of the terms contained in the Agreement by acceptance hereof. Each term used herein without definition shall have the meaning assigned thereto in the Agreement.

                  This Convertible Note shall be a non-recourse non-interest-bearing note with Purchaser being entitled to receive Convertible Note Stock as provided herein.

                  The Company may not prepay all or a portion of this Convertible Note without the consent of the Purchaser.

                  The following events shall be deemed to be an event of default hereunder (herein individually referred to as an "EVENT OF DEFAULT"):

                  o Any breach by the Company of any material representation, warranty, or covenant in this Convertible Note or the Transaction Documents provided that any breach of any such representation, warranty, or covenant qualified as to materiality shall be deemed to be a breach hereof; PROVIDED, that, in the event of any such breach, to the extent such breach is susceptible to cure, such breach shall not have been cured by the Company or waived within 60 days after written notice to the Company of such breach, or

                  o The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the taking of corporate action by the Company intended to further any such action; or

                  o If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

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                  o Any declared default of the Company under any Senior
         Indebtedness that gives the holder thereof the right to accelerate such Senior Indebtedness; or

                  o Any Breach Occurrence as defined in Section 9.1 of the Agreement.

                  As used in this Convertible Note, the term "Senior Indebtedness" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company (whether or not secured), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

                  Upon the occurrence of an Event of Default, Holder's sole recourse and remedy shall be to receive the shares of Convertible Note Stock contemplated hereunder, and the Company shall not be obligated to pay any deficiency or other sums on account of the occurrence of any Event or Default.

                  The Holder of this Convertible Note has the right, at the Holder's option, at any time during the Conversion Period to convert this Convertible Note, in whole or in part, into fully paid and nonassessable shares of Convertible Note Stock. The number of shares of Convertible Note Stock into which this Convertible Note may be converted shall be determined by dividing the Face Amount of the Convertible Note by the Conversion Price. Subject to the next paragraph, the Face Amount of the Convertible Note shall be as follows (for the avoidance of doubt, the Face Amount of this Convertible Note shown in the table below shall be reduced by the portion of the Face Amount that is converted by Purchaser in any partial conversion in accordance with the provisions set forth herein):

IF DATE OF CONVERSION IS ON OR BEFORE:                       FACE AMOUNT
--------------------------------------                       -----------
May 29, 2002                                                 $221,216
June 26, 2002                                                $276,520
July 29, 2002                                                $331,824
August 28, 2002                                              $387,128
September 27, 2002                                           $442,432
October 31, 2002                                             $497,736
November 30, 2002                                            $553,040
December 31, 2002                                            $608,344
January 31, 2003                                             $663,648
February 28, 2003                                            $718,952
March 31, 2003                                               $774,256
April 30, 2003                                               $829,560
May 31, 2003                                                 $884,864
June 30, 2003                                                $940,168
July 31, 2003                                                $995,472
August 30, 2003                                              $1,050,776
September 30, 2003                                           $1,106,080
October 31, 2003                                             $1,161,384
November 30, 2003                                            $1,216,688
December 31, 2003                                            $1,271,992
January 31, 2004                                             $1,327,296
February 28, 2004                                            $1,382,602

                  If, anytime prior to February 28, 2004, the Purchaser terminates the Development Agreement pursuant to and in accordance with Section 1.4(a) or 1.4(b) thereof, the Purchaser shall only be entitled to convert the Face Amount of this Convertible Note for that number of shares of Common Stock for which this Convertible Note is convertible upon the effective date of such termination based on the table above. If, anytime prior to February 28, 2004, the Company terminates the Development Agreement pursuant to and in accordance with Section 1.3 thereof, the Purchaser may not convert the Face Amount of this Convertible Note in whole or in part. If, anytime prior to February 28, 2004, the Purchaser terminates the Development Agreement pursuant to and in accordance with Section 1.3 thereof, the Face Amount of this Convertible Note shall be $1,382,602.

                  Before the Holder of the Convertible Note shall be entitled to convert this Convertible Note into shares of Convertible Note Stock, it shall surrender this Convertible Note to the Company at its office referred to in
Section 14.7 of the Agreement and deliver written notice in the form of the Notice of Conversion (or a reasonable facsimile thereof) attached hereto seventy-five (75) days prior to the date of conversion, duly completed and signed.

                  This Convertible Note shall be deemed to have been converted on the close of business on the seventy-fifth day following its surrender for conversion as provided above, and the person entitled to receive the shares of Convertible Note Stock shall be treated for all purposes as the Holder of record of such shares as of the close of business on such date. On the seventy-fifth day following the Company's receipt of the form of the Notice of Conversion set out at the end of Exhibit B attached hereto, the Company shall issue and deliver to such Holder a stock certificate or certificates for a number of shares of Convertible Note Stock equal to the Face Amount of the Convertible Note divided by the Conversion Price.

                  The Company shall not be required to issue a fractional share of Convertible Note Stock upon conversion of this Convertible Note. As to any fraction of a share which the Holder hereof would otherwise be entitled to purchase upon such conversion, the Company may in lieu of the issuance of a fractional share either (i) pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of conversion or (ii) issue a number of shares rounded up or down to the nearest whole share.

                  Upon conversion of the total Face Amount of this Convertible Note, the Company shall be forever released from all its obligations and liabilities under this Convertible Note.

                  The Conversion Price is subject to adjustment in certain events as provided in Section 7 of the Agreement. The Conversion Price is also subject to adjustment in the event of a Breach Occurrence as provided in Section
9.1 of the Agreement.

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                  The Convertible Note and the Convertible Note Stock shall be transferable only upon compliance with the conditions specified Section 11 of the Agreement, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Convertible Note or any Convertible Note Stock, and any Holder hereof shall be bound by the provisions of (and entitled to the benefits of) said
Section 11 of the Agreement. Upon surrender of such Convertible Note at the office of the Company maintained for such purpose pursuant to Section 14.7 hereof, together with a Form of Assignment annexed hereto, duly executed by the relevant Holder and payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer, the Company shall, subject to Section 11 of the Agreement and the second following sentence, (a) execute and deliver a new Convertible Note in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, (b) issue to the assignor a new Convertible Note evidencing the portion of such surrendered Convertible Note not so assigned or transferred and (c) promptly cancel such surrendered Convertible Note. A Convertible Note, if properly assigned in compliance with Section 11 of the Agreement, may be converted or surrendered by an assignee for the purchase of shares of Convertible Note Stock without having a new Convertible Note issued. Notwithstanding any provision herein to the contrary, the Company shall not be required to register the transfer of a Convertible Note, or the Convertible Note Stock issued pursuant thereto, in the name of any Person who acquired such Convertible Note (or part thereof), or Convertible Note Stock issued pursuant thereto otherwise than in accordance with the Agreement.

                  All shares of Convertible Note Stock issuable upon conversion of the Face Amount of this Convertible Note shall be deemed to be Registrable Securities entitled to registration rights pursuant to Section 10 of the Agreement, and are entitled, subject to the terms and conditions of the Agreement, to all registration rights granted to Holders of Registrable Securities thereunder.

                  Nothing contained in the Agreement or in this Convertible Note shall be construed by itself to entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Holder to purchase Convertible Note Stock by conversion of the Face Amount of this Convertible Note, no provisions of this Convertible Note, and no mere enumeration herein of the rights or privileges of the Holder, shall (a) cause the Holder to be a stockholder of the Company for any purpose or (b) give rise to any liability of such Holder for the Conversion Price or as a stockholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

                  The Company shall, during the Conversion Period of this Convertible Note, reserve from its authorized and unissued Convertible Note Stock a sufficient number of shares to provide for the issuance of Common Stock upon conversion of this Convertible Note. If at any time the number of authorized but unissued shares of the Common Stock shall not be sufficient to effect the conversion of this Convertible Note, the Company shall take all such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock as shall be sufficient for such purpose. All shares of Convertible Note Stock that may be issued by the Company upon conversion of this Convertible Note will be free of all taxes, Liens and charges in respect of the issue thereof. The Company shall, in connection with this Convertible Note and its conversion, obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof. The Company agrees that its issuance of this Convertible Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Convertible Note Stock upon conversion of this Convertible Note.

                  The Company shall not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Convertible Note, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Convertible Note against impairment. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of stock issuable upon the conversion of this Convertible Note above the amount payable therefor upon such conversion, and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Convertible Note Stock upon conversion of this Convertible Note.

                  Whenever the Conversion Price shall be adjusted in accordance with Section 7 of the Agreement, the Company shall give notice to each Holder, in accordance with Section 7.7 of the Agreement. Whenever the Company shall engage in any of the corporate actions specified in Section 7.8 of the Agreement, the Company shall give notice to each Holder, in accordance with
Section 7.8 of the Agreement.

                  This Convertible Note shall be deemed a contract made under the laws of the State of California (exclusive of such state's choice of conflict rules).

                  Each party hereto hereby irrevocably and unconditionally submits to the jurisdiction of the state and federal courts located in the County of San Diego, State of California for any actions, suits, or proceedings arising out of or relating to this agreement and the transactions contemplated hereby. Each party hereto agrees not to commence any action, suit or proceeding relating thereto except in such courts. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this agreement or the transactions contemplated hereby, in such state or federal courts as aforesaid and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  The parties hereby waive trial by jury in any judicial proceeding to which they are parties involving, directly or indirectly, any matter in any way arising out of, related to or connected with this Convertible Note.

                  In case any provision of this Convertible Note shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  No delay or omission to exercise any right, power or remedy accruing to the Company or the Purchaser or any subsequent Holder of the Convertible Note upon any breach, default or noncompliance of the Company, the Purchaser or any subsequent Holder of any Convertible Note under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Purchaser of any breach, default or noncompliance under this Convertible Note or any waiver on the Company's or the Purchaser's part of any provisions or conditions of this Convertible Note must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Convertible Note, by law, or otherwise afforded to the Company and the Purchaser, shall be cumulative and not alternative.

                  Except as otherwise expressly provided herein, any term of this Convertible Note may be amended and the observance of any term of this Convertible Note may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Holder hereof. Any amendment or waiver effected in accordance with this provision shall be binding upon such Holder.

                  Except as otherwise provided herein, this Convertible Note shall terminate on the earlier of (i) the seventh (7th) anniversary of the date hereof or (ii) the third (3rd) anniversary of the Completion Date.

                  IN WITNESS WHEREOF, the Company has duly executed this Convertible Note.



Dated:  May 29, 2002



                                                     SVI SOLUTIONS, INC.



                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                 CONVERSION FORM

         The undersigned, the Holder of the foregoing Convertible Note, hereby surrenders such Convertible Note for conversion into shares of Common Stock to the extent of $_____ unpaid Face Amount of such Convertible Note according to the conditions thereof.

         GENERAL REPRESENTATION AND WARRANTIES. In connection with the foregoing exercise, the Holder hereby makes the following representations and warranties to the Company:

         1. The Holder is a [Delaware] [corporation] with its principal executive offices at the location indicated below the Holder's signature at the foot hereof.

         2. The Holder confirms that all documents, records and books pertaining to the investment in the Company and requested by it have been made available or delivered to it.

         3. The shares purchased herein are being acquired solely for the Holder's own account, for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Holder has no current plans to enter into any such contract, undertaking, agreement or arrangement.

         4. The Holder acknowledges the shares have not been registered under the Securities Act of 1933 or other Applicable Laws and may not be sold or otherwise disposed of except in compliance with applicable laws or, if the Company deems necessary, receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that an exemption therefrom is available.

         Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


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Dated: -----------------                        -------------------------------
                                                           (signature)

                                                -------------------------------
                                                      (print name and title)

                                                -------------------------------

                                                -------------------------------

                                                            (address)




         Please issue a new Convertible Note for the unpaid Face Amount of the attached Convertible Note in the name of the undersigned or in such other name as is specified below:


-------------------------------------------------------------------------------

Dated: -----------------                        -------------------------------
                                                           (signature)

                                                -------------------------------
                                                      (print name and title)

                                                -------------------------------

                                                -------------------------------

                                                            (address)

                               FORM OF ASSIGNMENT
                               ------------------

                  FOR VALUE RECEIVED the undersigned registered owner of this Convertible Note hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Convertible Note with respect to the unpaid Face Amount of the Convertible Note covered thereby set forth herein below unto:



                                                         The Unpaid Face Amount
Name of Assignee                   Address               of the Convertible Note
----------------                   -------               -----------------------




Dated:__________________


                                                 ------------------------------
                                                 Signature of Registered Holder

                                                 ------------------------------
                                                 Name of Registered Holder
                                                 (Please Print)




The assignee acknowledges receipt of the Purchase Agreement dated as of May 29, 2002 between SVI Solutions, Inc. and Toys "R" Us, Inc. and hereby agrees to be bound by the provisions thereof and of this Convertible as a Holder thereunder. The assignee further represents that this Convertible Note and the Convertible Note Stock are being acquired solely for its own account, for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The assignee further represents that it has no present plans to enter into any such contract, undertaking, agreement or arrangement.


Dated:__________________


                                                ------------------------------
                                                Signature of Assignee

                                                ------------------------------
                                                Name of Assignee
                                                (Please Print)


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